UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 25, 2014

GP Strategies Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7234	52-0845774
(Commission File Number)	(IRS Employer Identification No.)

70 Corporate Center 11000 Broken Land Parkway, Suite 200, Columbia, MD	21044
(Address of Principal Executive Offices)	(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 25, 2014, GP Strategies Corporation announced its results for the quarter ended December 31, 2013. The earnings press release is attached hereto as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release of GP Strategies Corporation dated February 25, 2014 announcing its results for the quarter ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: February 25, 2014	/s/ Sharon Esposito-Mayer
Sharon Esposito-Mayer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of GP Strategies Corporation dated February 25, 2014 announcing its results for the quarter ended December 31, 2013.